GUIDESTONE FUNDS

Supplement dated March 4, 2009

to

Prospectus dated August 5, 2008

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I. CHANGES TO MONEY MARKET FUND

Under the heading “Fees and Expenses” on page 70, the following footnote (5) should be added directly after footnote (4):

(5) The Adviser and GuideStone Financial Resources have voluntarily undertaken to reimburse expenses or waive fees, including all or a portion of distribution (12b-1) and shareholder service fees, of the GS6 Class of the Money Market Fund to the extent necessary to prevent a negative yield for the GS6 Class. This undertaking is voluntary and may be modified or discontinued at any time. There is no guarantee that the GS6 Class will be able to avoid a negative yield.

II. CHANGES TO SMALL CAP EQUITY FUND

At a quarterly Board meeting held on February 26, 2009 the Board of Trustees of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, approved on behalf of the Small Cap Equity Fund (the “Fund”) a new sub-advisory agreement among Columbus Circle Investors (“CCI”), GuideStone Capital Management (the “Adviser”) and the Trust. It is expected that CCI will begin managing its portion of the Fund on or about March 9, 2009. The Adviser believes this change will enhance the Fund’s core- to high-growth exposure and is in the best interest of the Fund’s shareholders. Aronson+Johnson+Ortiz, LP, Lord, Abbett & Co. LLC, TimesSquare Capital Management, LLC, Western Asset Management Company and Western Asset Management Company Limited will continue to act as sub-advisers to the Fund.

Effective on or about March 9, 2009, changes to the investment policies and risks of the Small Cap Equity Fund will be implemented as follows:

Under the section titled “Principal Investment Strategies” for the Small Cap Equity Fund on page 103 of the Prospectus, the two paragraphs inserted in the Supplement dated September 30, 2008 should be deleted in their entirety and replaced with the following:

•

The Fund invests mainly (at least 80% of its net assets and typically more) in common stocks of U.S. companies that, at the time of purchase, are in the small capitalization segment of the U.S. equity market, consistent with the capitalization range of companies comprising the Russell 2000® Index (or other financial instruments that derive their value from the securities of such companies). The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

Additionally, the paragraph added in the Supplement dated September 30, 2008 under the section titled “Principal Risks” for the Small Cap Equity Fund on page 104 of the Prospectus should be deleted in its entirety.

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Under the heading “Additional Investment & Risk Information” on page 112, the paragraphs added in the Supplement dated September 30, 2008 describing the strategy and risks of exchange-traded funds should be deleted in their entirety and replaced with the following:

Exchange-traded funds: Each Date Target Fund may invest up to 15% of its assets in exchange-traded funds (“ETFs”) that invest in inflation-protected securities issued by the U.S. Treasury (“TIPS”). ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s® or Russell Investments, selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, a Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

Generally, under the Investment Company Act of 1940, as amended, a Fund may not acquire shares of another investment company, including ETFs, if (i) immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an ETF’s or other investment company’s total outstanding shares; (ii) the Fund’s investment in securities of an ETF or other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) more than 10% of its total assets would be invested in investment companies, including the ETF. However, the Date Target Funds may invest in ETFs in excess of these limits in reliance on an exemptive order granted by the SEC. A Fund’s ability to invest in ETFs will be constrained unless the ETFs have received such an order from the SEC and the ETFs and the Fund take appropriate steps to comply with certain terms and conditions set forth in the order.

The risks of an investment in an ETF include fluctuations in the price of an ETF share that may cause an ETF share to trade above or below its net asset value; an active trading market for an ETF share may not develop or be maintained; or trading of ETF shares may be halted or de-listed from the exchange.

Under the sub-heading “Sub-Advisers,” the following paragraph should be inserted prior to the paragraph titled “Lord, Abbett & Co. LLC” under the heading Small Cap Equity Fund on page 122 of the Prospectus:

Columbus Circle Investors (“CCI”), Metro Center, One Station Place, Stamford, Connecticut 06902: Founded in 1975, CCI is a bottom-up, growth-oriented equity manager and specializes in the management of discretionary accounts for a variety of organizations, including corporate, public, Taft-Hartley, endowment/foundations and healthcare institutions. As of December 31, 2008, CCI had assets under management of approximately $10.4 billion. CCI utilizes a growth-oriented investment philosophy of “positive momentum and positive surprise” which strives to invest in good companies getting stronger and companies whose fundamentals are exceeding investor expectations. Clifford G. Fox, CFA, Senior Managing Director and Portfolio Manager, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Fox has been with CCI since 1992 and has 26 years of experience.

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III. CHANGES TO SHAREHOLDER INFORMATION

Under the sub-heading “Eligible Investors,” the paragraph titled “GS6 Class shares” on page 127 should be deleted in its entirety and replaced with the following:

GS6 Class shares of the Funds are sold only to (a) accounts for Standard Plans in accordance with the Standard Plan Eligibility Schedule shown below; (b) accounts for Outside Service Plans upon selection of this class by a fiduciary for the plan other than GuideStone Financial Resources; and (c) custodial accounts for ministers and employees of tax-exempt organizations and public schools (“TSAs”) as described in Section 403(b)(7) of the Code provided or made available by GuideStone Financial Resources. In addition, Plans and accounts eligible for the GS6 Class shares of the Funds shall also be eligible for the GS4 Class shares of the Global Bond Fund and the Real Estate Securities Fund.

Additionally, under the sub-heading “Eligible Investors” the paragraph titled “Plans” on page 128 should be deleted in its entirety and replaced with the following:

“Plans” refers to employee benefit plans and programs of organizations and persons that GuideStone Financial Resources is authorized to serve. “Plans” do not include TSAs.

IV. CHANGES TO MORE SHAREHOLDER INFORMATION

Under the sub-heading “Checkwriting Option” on page 135 the second paragraph should be deleted in its entirety and replaced with the following:

Checkwriting privileges are not available for GS2 Class or GS6 Class accounts, IRAs, Plan accounts, TSAs or other tax-deferred accounts. Checkwriting privileges would result in significant, negative tax consequences to a shareholder in an IRA, Plan account or other tax-deferred account.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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GUIDESTONE FUNDS

Supplement dated March 4, 2009

to

Statement of Additional Information dated August 5, 2008

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Under the heading “Description of Investments and Risks,” the following text should replace, in its entirety, the paragraph defining Investment Companies, which was added by the Supplement dated September 30, 2008:

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the exchange-traded fund. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses. Each of the Date Target Funds may invest up to 15% of its assets in ETFs that invest in inflation-protected securities issued by the U.S. Treasury. See “Inflation-Protected Securities” below.

In the section describing Control Persons of Sub-Advisers for the Small Cap Equity Fund on page 45 of the SAI, the following paragraph should be inserted prior to the paragraph titled “Lord, Abbett & Co. LLC.”:

Columbus Circle Investors (“CCI”), Metro Center, One Station Place, Stamford, Connecticut 06902: CCI is 30% owned by five active CCI employees. In January 2005, Principal Global Investors, LLC (“Principal”), a wholly-owned subsidiary of Principal Financial Group®, acquired a 70% ownership interest in CCI to make the firm’s capabilities available to Principal clients. CCI maintains full investment autonomy with no changes to the firm’s process, philosophy or team. Principal is a diversified asset management organization, and the firm’s investment capabilities encompass an extensive range of equity, fixed-income and real estate investments as well as specialized overlay and advisory services.

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The Other Accounts Managed chart beginning on page 48 of the SAI is amended to add the following information:

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based in the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Columbus Circle Investors ††
Clifford G. Fox, CFA	4	$350	4	$65	109	$1,180	N/A	N/A	N/A	N/A	1	$26

††	The information for Columbus Circle Investors is provided as of December 31, 2008.

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In the section describing Portfolio Manager Compensation beginning on page 55 of the SAI, the following section, which is current as of December 31, 2008, should be inserted after the section titled “BlackRock Financial Management, Inc.” and replace the information added in the Supplement dated August 5, 2008:

Columbus Circle Investors (“CCI”). CCI seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions and salary surveys.

Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s). The benchmark for measuring performance of the Growth Equity Fund is the Russell 1000® Growth Index, and the benchmark for measuring performance of the Small Cap Equity Fund is the Russell 2000® Growth Index.

Equity Payments. Professional staff who are partners of CCI also receive quarterly distributions based upon their equity ownership share and firm profitability.

All CCI employees are eligible to participate in a competitive benefits package, including health and retirement benefits. The retirement benefits are in the form of a 401(k) plan.

In the section describing Taxation, the paragraph titled “Health Savings Accounts” under the sub-heading Other Tax-Deferred Accounts, on page 83 of the SAI, should be deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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